united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska  68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2021

Item 1. Reports to Stockholders.

Annual Report

March 31, 2021

1-866-209-1964
www.tebergfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear fellow shareholder,

The good news in most messages is usually given prominence at the top of the page. We’re following that format by highlighting The Teberg Fund’s record-breaking, 12-month return of 64.61% for the period covered in this report – April 1, 2020 through March 31, 2021.

The Fund ended the previous period on March 31, 2020 at a share price of $10.37. By the end of the next day (the first day of the current period on April 1, 2020), it had dropped to $9.93. By the close of the last day of the period (March 31, 2021), the share price had climbed to $16.99.

The Fund’s record return is also noteworthy for another reason. It surpassed the 53.78% return of the Dow Jones Industrial Average (Dow) and the 56.35% return of the S&P 500® Index (S&P), the Fund’s benchmark.

However, we may be changing the standard “good news” format a bit by pointing out a negative that might be buried in fine print at the bottom of the page in other messages. That negative is that the Fund was in the red with a 12-month return of -9.44% for the period from April 1, 2019 through March 31, 2020 when we last prepared an annual report.

Clearly that loss doesn’t diminish how rewarding it is to report the Fund’s historic current -period performance, but it seems fair to point out that we started in the red after a very volatile period that tested investors’ fortitude.

Patience paid off . . .

The dramatic turnaround in the 2020-2021 period seems to once again suggest that successful investors might have one trait in common – the patience to ride out market meltdowns by doing nothing more than waiting. It may sound reasonable now to have stayed invested long enough to benefit from the comeback, but keep in mind that many market meltdowns are intensified by investors who bail when things get tough.

Patience was certainly rewarded in a somewhat similar period more than a decade ago when the market and the Fund experienced significant losses in one period and rebounded nicely during the next. The historic negative period was from April 1, 2008 through March 31, 2009 in the midst of the financial crisis, which ended with the Fund in the red with a -27.14% return.

Our patient shareholders were rewarded the next period when the Fund gained 46.80% from April 1, 2009 through March 31, 2010. That remained our top annual reporting period return until the record was finally shattered this period by the Fund’s 64.61% return.

The Fund’s all-star lineup . . .

The Fund profited by staying the course and keeping all the portfolio holdings basically unchanged for the entire reporting period. The Schedule of Investments following in this report looks almost the same as it did a year ago, except for the value of each holding being much higher.

Staying fully invested didn’t necessarily appear to be the thing to do a year ago when all but three holdings had negative returns for the 2019-2020 annual reporting period. Six of the holdings had double-digit losses, including one with a loss dangerously close to 30.00%.

There were three somewhat compelling reasons not to sell what seemed to be clear losers. One was the belief that selling at a low is seldom the right thing to do because in many cases all the seller accomplishes is locking in a loss. The second reason was that the market seemed to be improving early in the current period following a brutal March 2020 crash of historic proportions. Finally, technical indicators had improved, and there were no clear sell signals for the Fund’s holdings.

At that time, gaining back the losses during this period would have been very satisfying, and modest growth would have been a bonus. That’s why it’s such a pleasure to discuss this historically-strong period.

In more traditional robust market periods of the past, our most successful holdings sometimes achieved double-digit gains. Generally, there are few. During this period, every holding achieved at least a double-digit gain, and two surpassed triple-digit growth.

●	The top two leaders were the exchange-traded funds (ETFs) tracking semiconductors, which had also been superstars in other recent periods. They were among the three Fund holdings which had ended the previous reporting period in the black. Both had returns greater than 100.00% during the current period.

It’s interesting to note that the growth in the semiconductor industry is an example of how some industries flourished during the COVID-19 pandemic while others like travel and hospitality were decimated. The semiconductor surge was believed to be driven by a supply and demand change in a somewhat under-the-radar product – chips to power many everyday items like personal computers, electronics, smartphones and cars.

The trade war with China was first believed to have disrupted the supply. The supply chain shrunk even more when the pandemic began to close factories in China. Then remote learning and working from home became the norm in the U.S. and around the world, driving up sales of computers and other electronics like televisions and tablets. This increased demand for chips pushed up the value of the semiconductor industry and the stocks tracked by the related ETFs.

●	The runners up in the portfolio were ETFs tracking the Russell 2000 and the S&P Small-Cap indices. Both achieved gains of more than 90.00%.

●	Close behind were the S&P Midcap ETF and the low-priced stock mutual fund, which gained more than 80.00% and 70.00% respectively.

●	Even the holdings in the middle of the return lineup did exceptionally well. The ETF tracking the NASDAQ Composite Index gained more than 60.00%. The ETFs tracking the Dow and S&P indices and the financial sector ETF all gained more than 50.00%.

●	The lone equity stock in the portfolio was next in line with a return of more than 40.00%.

●	The growth of the four high-yield bond funds in the portfolio was very respectable but less dramatic. The two leaders each returned slightly more than 30.00%, and the bond fund in the middle gained just over 20.00%. It’s somewhat hard to grasp that the bond fund in last place had a return just over 18.00%, which would have likely been a top return in most previous periods.

Dow breaks through to record highs . . .

As is traditional, this discussion of market performance during the period will focus on the Dow, which is generally considered the most widely-watched index.

The Dow gained more than 12,000 points during the period, closing at 20,943 on April 1, 2020 and at 32,981 on March 31, 2021. As in the last reporting period, COVID-19 and its impact on the economy appeared to be the driving force behind most of the Dow’s movement, both up and down. The contentious presidential election also dominated the news for much of the period as did the robust debate and reaction to the outcome. Many industries and investments suffered serious losses during the period, and others soared to new highs (Zoom and vaccine pharmaceutical companies for example).

The Dow’s April 1, 2020 closing value of 20,943 (the low for the period) somewhat aligns with the grim news about the pandemic and the ensuing lifestyle changes at the time. The World Health Organization had declared COVID-19 a pandemic on March 11, 2020, approximately two weeks before the start of the period. Schools in most states, including Minnesota, had been closed since mid-March 2020. Many states were under stay-at-home orders. Minnesota’s order was announced on March 25 and wasn’t lifted until two months later in mid-May 2020.

Even amid the growing numbers of coronavirus cases and deaths, the Dow rose 1,627 points on April 6, 2020, the strongest day of the period. While health officials warned that the number of cases would likely rise, there was speculation that some of the hardest-hit cities, like New York, may have been reaching a peak in infections and might subsequently see a decline. This sliver of hope appeared to be enough to boost confidence.

June 11, 2020 was the worst day of the period. The Dow dropped 1,861 points, which was the fourth-largest point drop in its history. The Federal Reserve’s (Fed) projection that interest rates would remain near zero through 2022 seemed to highlight ongoing economic concerns generated by the pandemic and the measures taken to contain it. Other factors were high unemployment claims for the week of 1.542 million, even though this was down from the prior week’s claims of 1.897 million. There were also concerns about rising coronavirus cases in some states.

The above-mentioned April and June 2020 days were the only ones during the period when the Dow had 1,000-plus point swings in either direction. This was in sharp contrast to the volatile previous period, when the Dow had seven days of 1,000-plus point changes and four days of 2,000-plus point changes in March 2020 alone.

The first six months of the current period were more volatile than the last six months, when the market had steadier growth, due in part to the end of a bruising election cycle and promising vaccine trials. The Federal Drug Administration approved the Pfizer vaccine for emergency use on December 11, 2020, and the first shot outside a clinical trial was administered in the U.S. on December 14. The Moderna vaccine was approved on December 18.

The Dow broke through four previous 1,000-point ceilings on the following days during the period, and set new records for the fastest increases:

●	The index rose above 30,000 for the first time on November 24, 2020 and closed at 30,045. This rally was credited in part to Moderna and Pfizer both announcing encouraging progress in developing a COVID-19 vaccine and came the day after the Trump administration agreed to start the transition process to President-elect Joe Biden.

●	The 31,000 ceiling was broken on January 7, 2021, when the Dow closed at 31,041. This was just 29 days after the 30,000 ceiling was broken, the fastest surge to a 1,000-point milestone since the eight days between 25,000 and 26,000 points in January 2018.

●	On March 10, 2021, the Dow broke through the 32,000 ceiling and closed at 32,297. This increase was believed to be a response to data showing a reduced rise in inflation, which somewhat eased fears of a rapid increase in interest rates.

●	Just five trading days later, the Dow rose above 33,000 for the first time on March 17, 2021 and closed at 33,015. This was the fastest 1,000-point milestone on record. The increase was credited in part to the Fed Chairman’s announcement that support of the economy would continue as long as needed and highlighted an improved outlook for economic growth.

Clearly, this was another headline-making year for a market that seems to break records so often, it’s almost become the norm.

Getting back to normal . . .

Few would have predicted a time when we’d be grateful to get a haircut, go maskless in many outdoor spaces and find store shelves fully stocked with essentials. Here at our office, we’re still working remotely for the most part and following the lead of our financial partners who are staffing their offices with skeleton crews.

We continue to be impressed with the way our shareholders seem to have handled the unique challenges of the period. We’ve heard about families and friends stepping up to help each other and those who’ve developed creative ways to stay connected with loved ones separated by miles and restrictions.

Minnesota Nice was tested during this period when the state made headlines for all the wrong reasons, but we believe it’s alive and well here in the Northland and in many other places our shareholders call home.

Curtis A. Teberg
Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-

weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The S&P SmallCap 600 Index is composed of 600 constituent companies and measures the performance of the small-cap segment of the market. The S&P MidCap 400 Index is composed of 400 constituent companies and measures the performance of the mid-cap segment of the market.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

3112-NLD-05/08/2021

The Teberg Fund
Portfolio Review
March 31, 2021 (Unaudited)

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Index and the Dow Jones Industrial Average.

$37,500
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
$ 36,788
$ 34,228
$ 20,935
The Teberg Fund
S&P 500
Dow Jones

The Fund’s performance figures for the periods ended March 31, 2021, compared to its benchmarks:

		Five Year	Ten Year
	One Year	(Annualized)	(Annualized)
The Teberg Fund	64.61%	13.58%	7.67%
S&P 500® Index	56.35%	16.29%	13.91%
Dow Jones Industrial Average	53.78%	15.99%	13.09%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.50%, before any fee waivers, per the August 1, 2020 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

The Teberg Fund
EXPENSE EXAMPLES
at March 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	10/1/20	3/31/21	10/1/20 – 3/31/21*	10/1/20 – 3/31/21
Actual	$1,000.00	$1,270.10	$9.90	1.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
March 31, 2021 (Unaudited)

Fixed Income Funds - 8.8%
Money Market Fund - 0.2%
Common Stock - 6.4%
Equity Fund - 3.6%
Exchange Traded Funds - 81.0%

Percentages represent market value as a percentage of total investments as of March 31, 2021.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

The Teberg Fund
Schedule of Investments
at March 31, 2021

Shares		Fair Value
	COMMON STOCK - 6.4%
6	Berkshire Hathaway, Inc. - Class A *	$2,314,212
	TOTAL COMMON STOCK (Cost - $714,296)	2,314,212

	EQUITY FUND - 3.6%
23,793	Fidelity Low-Priced Stock Fund	1,316,926
	TOTAL EQUITY FUND (Cost - $1,030,953)	1,316,926

	EXCHANGE TRADED FUNDS - 81.1%
37,000	Financial Select Sector SPDR Fund	1,259,850
17,400	Invesco QQQ Trust Series 1	5,552,862
22,549	iShares Core S&P Small-Cap ETF	2,447,243
7,850	iShares PHLX Semiconductor ETF	3,328,321
11,274	iShares Russell 2000 ETF	2,490,878
10,700	SPDR Dow Jones Industrial Average ETF Trust	3,532,926
9,300	SPDR S&P 500 ETF Trust	3,685,869
3,160	SPDR S&P MidCap 400 ETF Trust	1,504,318
22,500	VanEck Vectors Semiconductor ETF	5,479,875
	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,678,997)	29,282,142

	FIXED INCOME FUNDS - 8.8%
103,916	Franklin High Income Fund	194,323
754,136	Franklin Income Fund	1,825,010
124,818	John Hancock High Yield Fund	428,127
79,856	PIMCO High Yield Fund	717,903
	TOTAL FIXED INCOME FUNDS (Cost - $3,105,178)	3,165,363

	MONEY MARKET FUND - 0.2%
54,370	Invesco STIT Government Agency Portfolio - Institutional Class, 0.03% +	54,370
	TOTAL MONEY MARKET FUND (Cost - $54,370)	54,370

	TOTAL INVESTMENTS (Cost - $18,583,794) - 100.1%	$36,133,013
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(31,723)
	NET ASSETS - 100.0%	$36,101,290

ETF - Exchange Traded Fund

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of March 31, 2021.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Assets and Liabilities
at March 31, 2021

ASSETS
Investments in securities, at value (identified cost $18,583,794)	$36,133,013
Receivables
Dividends and interest	28,522
Prepaid expenses	4,661
Total assets	36,166,196

LIABILITIES
Payables
Due to Adviser	27,840
Audit fees	15,410
Distribution (12b-1) fees	7,553
Administration fees	4,054
Related parties	5,256
Accrued other expenses	4,793
Total liabilities	64,906
NET ASSETS	$36,101,290

Net asset value, offering and redemption price per share ($36,101,290 / 2,125,269 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$16.99

COMPONENTS OF NET ASSETS
Paid-in capital	$20,687,690
Accumulated earnings	15,413,600
NET ASSETS	$36,101,290

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations
For the Year Ended March 31, 2021

INVESTMENT INCOME
Dividends	$529,146
Total Income	529,146

Expenses
Advisory fees	386,707
Distribution (12b-1) fees	77,341
Administration fees	45,393
Fund accounting fees	28,330
Transfer agent fees	35,984
Chief compliance officer fees	19,440
Audit fees	13,458
Trustee fees	12,958
Printing fees	18,067
Legal fees	12,574
Registration fees	11,572
Custody fees	3,560
Insurance	759
Third party administrative servicing fees	101
Miscellaneous fees	3,493
Total expenses	669,737
Less: Fees waived by the Adviser	(127,699)
Net expenses	542,038
Net Investment Loss	(12,892)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(103,601)
Capital gain distributions from regulated investment companies	99,281
Net change in unrealized appreciation on investments	14,951,384
Net realized and unrealized gain on investments	14,947,064
Net Increase in Net Assets Resulting from Operations	$14,934,172

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(12,892)	$158,527
Net realized loss on investments	(103,601)	(41,489)
Capital gain distributions from regulated investment companies	99,281	61,866
Net change in unrealized appreciation (depreciation) on investments	14,951,384	(2,608,762)
Net increase (decrease) in net assets resulting from operations	14,934,172	(2,429,858)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid from accumulated earnings	(157,615)	(181,389)
Net decrease in net assets resulting from distributions to shareholders	(157,615)	(181,389)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	96,279	634,923
Net asset value of shares reinvested	157,315	181,213
Payments for shares redeemed	(2,874,999)	(1,991,077)
Net decrease in net assets derived from capital share transactions	(2,621,405)	(1,174,941)

Total increase (decrease) in net assets	12,155,152	(3,786,188)

NET ASSETS
Beginning of year	23,946,138	27,732,326
End of year	$36,101,290	$23,946,138

SHARE ACTIVITY
Shares sold	7,518	53,207
Shares reinvested	10,097	13,886
Shares redeemed	(201,332)	(165,339)
Net decrease in shares	(183,717)	(98,246)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS

The Table below sets forth financial data for one share of beneficial interest throughout each year presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017
Net asset value, beginning of year	$10.37	$11.52	$11.13	$10.20	$9.24

Income from investment operations:
Net investment income (loss) (1,2)	(0.01)	0.07	0.07	0.07	0.11
Net realized and unrealized gain/ (loss) on investments	6.70	(1.14)	0.40	0.96	0.85
Total from investment operations	6.69	(1.07)	0.47	1.03	0.96

Less distributions:
From net investment income	(0.07)	(0.08)	(0.08)	(0.10)	—
Total distributions	(0.07)	(0.08)	(0.08)	(0.10)	—

Net asset value, end of year	$16.99	$10.37	$11.52	$11.13	$10.20

Total return (3)	64.61%	(9.44)%	4.31%	10.12%	10.39%

Ratios/supplemental data:
Net assets, at end of year (000s)	$36,101	$23,946	$27,732	$29,816	$29,464

Ratio of expenses to average net assets (4):

Before expense waiver	2.16%	2.22%	2.21%	2.18%	2.14%
After expense waiver	1.75%	1.75%	1.75%	1.75%	1.75%

Ratio of net investment income/(loss) to average net assets (1,4):

Before expense waiver	(0.45)%	0.09%	0.17%	0.22%	0.70%
After expense waiver	(0.04)%	0.56%	0.63%	0.65%	1.10%
Portfolio Turnover Rate	1.13%	1.44%	1.80%	41.03%	101.03%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements
at March 31, 2021

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained - from pricing services. The independent pricing service does not distinguish- between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Teberg Fund
Notes to Financial Statements
at March 31, 2021 continued

B.	Fair Valuation Process: As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Teberg Fund
Notes to Financial Statements
at March 31, 2021 continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2021 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$2,314,212	$—	$—	$2,314,212
Equity Fund	1,316,926	—	—	1,316,926
Exchange Traded Funds	29,282,142	—	—	29,282,142
Fixed Income Funds	3,165,363	—	—	3,165,363
Money Market Fund	54,370	—	—	54,370
Total	$36,133,013	$—	$—	$36,133,013

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

C.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2018 to March 31, 2020, or expected to be taken in the Fund’s March 31, 2021 year-end tax returns. The Fund identifies its current major tax jurisdictions as U.S. federal and the state of Ohio (Nebraska in years prior to 2019). The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

E.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

F.	Valuation of Fund of Funds: The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying

The Teberg Fund
Notes to Financial Statements
at March 31, 2021 continued

funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

G.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

H.	Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

I.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended March 31, 2021, amounted to $345,282 and $2,936,781, respectively.

NOTE 4 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended March 31, 2021, the Adviser earned advisory fees of $386,707.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until July 31, 2021, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75% of

The Teberg Fund
Notes to Financial Statements
at March 31, 2021 continued

the Fund’s daily average net assets (the “expense limitation”) . For the year ended March 31, 2021, the Adviser waived $127,699 in fees under the Waiver Agreement.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lesser of the expense limitation then in place or in place at time of waiver, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2021, the total amount of expense reimbursement subject to recapture amounted to $391,980, of which $131,258 will expire on March 31, 2022, $133,023 will expire on March 31, 2023, and $127,699 will expire on March 31, 2024.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $77,341 in distribution fees were incurred during the year ended March 31, 2021.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended March 31, 2021 and March 31, 2020 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2021	March 31, 2020
Ordinary Income	$157,615	$181,389
	$157,615	$181,389

The Teberg Fund
Notes to Financial Statements
at March 31, 2021 continued

As of March 31, 2021, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(21,222)	$(2,105,635)	$—	$17,540,457	$15,413,600

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $8,217.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $13,005.

At March 31, 2021, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring		CLCF
Short-Term	Long-Term	Total	Utilized
$2,105,635	$—	$2,105,635	$1,868

Aggregate Unrealized appreciation and depreciation – tax basis:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$18,592,556	$17,549,219	$(8,762)	$17,540,457

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, Constellation Trust Co. held approximately 45.66% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Constellation Trust Co. are also owned beneficially by any party who would be presumed to control the Fund.

NOTE 7 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of The Teberg Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two-year period ended March 31, 2018 were audited by other auditors, whose report dated May 30, 2018 expressed an unqualified opinion on such financials highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

May 27, 2021

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2021

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 23-24, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the First Associated Investment Advisors, Inc. (“FAIA” or the “Adviser”) and the Trust, with respect to The Teberg Fund (“Teberg”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Teberg and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted FAIA was founded in 1988 and had approximately $30.8 million in assets under management. The Board reviewed the background information of key investment personnel responsible for Teberg and noted the portfolio manager’s financial industry experience. The Board noted that FAIA evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimal time to invest in certain types of instruments. The Board discussed that FAIA took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when appropriate. The Board remarked that FAIA monitored compliance with Teberg’s investment limitations using pre- and post-trade checklists and tracked each holding in Teberg’s portfolio using a software program. The Board observed that FAIA maintained an adequate risk management and compliance culture. It acknowledged that Teberg was the longest-operating fund within its peer group and that FAIA had developed and nurtured a loyal shareholder base. The Board concluded that it expected FAIA to continue to provide satisfactory service to Teberg and its shareholders.

Performance. The Board observed that Teberg outperformed its peer group and Morningstar category across all periods with a top quartile ranking in the Morningstar category over the one, three-and five-year periods. The Board noted that Teberg was the only fund still operating among its peer group and Morningstar category from its inception in April 2002. The Board recognized that Teberg had provided consistent returns over its 18-year history, currently posting a four-star Morningstar rating. The Board concluded that FAIA had provided reasonable results for Teberg and its shareholders.

Fees and Expenses. The Board recognized that FAIA’s 1.25% advisory fee for Teberg was equal to the high of its peer group and Morningstar category. The Board noted that its 1.75% net expense ratio was higher than the peer group and Morningstar category averages and medians, but lower than the highs of each. The Board considered that FAIA did not benefit from material economies of scale as it managed one fund with less assets than most of its peers. The Board discussed the impact of the expense limitation agreement on the advisory fee actually paid, and FAIA’s position that it would be difficult to maintain quality service with further fee concessions. Given these and other considerations, the Board concluded that FAIA’s advisory fee for Teberg was not unreasonable.

Economies of Scale. The Board discussed the size of Teberg and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted FAIA agreed to discuss the implementation of breakpoints as Teberg’s assets grew and FAIA achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2021

Profitability. The Board reviewed FAIA’s profitability analysis in connection with its management of Teberg and acknowledged that FAIA earned a modest profit. The Board concluded that FAIA’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from FAIA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for Teberg was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of the Teberg and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Teberg.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended March 31, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

The Teberg Fund
Supplemental Information (Unaudited)
at March 31, 2021

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman ofthe Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School ofManagement, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005- 2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of March 31, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

3/31/21-NLFT III-v1

The Teberg Fund
Supplemental Information (Unaudited)(Continued)
at March 31, 2021 continued

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016- 2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014-2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

3/31/21-NLFT III-v1

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISER
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 48022

Teberg-AR21

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $13,000

2020 – $13,000

2021 – $13,000

(b)	Audit-Related Fees

2019 – None

2020 – None

2021 – None

(c)	Tax Fees

2019 – $2,000

2020 – $2,200

2021 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 – None

2020 – None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2020	2021
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,000

2020 - $2,200

2021 - $2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/7/2021

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/7/2021